Warrant liability	6 Months Ended
Jun. 30, 2021
Text block [abstract]
Warrant liability
10. Warrant liability

	Six months to June 30, 2021 £’000	Year ended December 31, 2020 £’000
Opening balance	50,775	131
Warrants issued	—	4,080
Warrants exercised	(2,400)	(127)
Fair value changes during the period	(14,364)	46,691

Closing balance	34,011	50,775

The change in fair value of the warrant liability represents an unrealized gain for the six months ended June 30, 2021 and an unrealized loss for the six months ended June 30, 2020.
Warrants - private placement
As a part of the private placement transaction on June 3, 2020, the participating investors received conditional warrants entitling them to subscribe for an aggregate of 161,048,366 ordinary shares in the Company. The warrants were conditional on certain resolutions being passed at the Company’s general meeting on June 30, 2020. On the passing of the resolutions, the warrants entitled the investors to subscribe for ordinary shares at an exercise price of £0.348 per warrant and are exercisable until June 2023. The warrants are classified as liabilities as the Company does not have an unconditional right to avoid redeeming the instruments for cash. The fair value of the warrant liability was £33.2 million as of June 30, 2021 (£49.9 million as of December 31, 2020). The change in the fair value of £14.4 million was recognized as a gain in the consolidated statement of comprehensive income. In the six months ended June 30, 2021, 15,414,626 warrants were exercised.
Warrants - bank loan
Pursuant to the terms of its loan facility, the Company issued warrants to its two former lenders constituted by Warrant Instruments dated August 21, 2017 and October 1, 2018 (the “Warrant Instruments”). The terms of the Warrant Instruments allow for a cashless exercise and provide for ‘adjustment’ of the warrants in the event that the Company takes certain corporate actions, including issuing further equity securities or effecting a consolidation or subdivision of its shares, among others.
There have been several adjustments to the Warrants Instruments to date to address issuances of ordinary shares by the Company, and in each case additional warrants were issued, resulting in each of the former lenders holding 621,954 warrants
,
with each warrant being exercisable at a subscription price of £2.95.
Subsequently, on December 15, 2020, the Company prepaid all amounts due and owing to the former lenders and also issued further warrants giving each of the former lenders the right to subscribe for an additional 621,954 ordinary shares at a price of $0.4144 per ordinary share (the “2020 Warrants”).
As of June 30, 2021, the former lenders have warrants outstanding to purchase a total of 1,243,908 ordinary shares at an exercise price of £2.95 per share for the Warrant Instruments and a total of 1,243,908 ordinary shares at an exercise price of $0.4144 per share for the 2020 Warrants.

At June 30, 2021 the fair value of the warrants was £0.8 million. There were no warrants exercised as at June 30, 2021.
Total outstanding warrants
At June 30, 2021, a total of 147,431,351 warrants are outstanding. The warrants outstanding are equivalent to 27% of the ordinary share capital of the Company.
The following table lists the weighted average inputs to the models used for the fair value of warrants:

	Six months to June 30, 2021	Year ended December 31, 2020
Expected volatility (%)	79	84-85
Risk-free interest rate (%)	0.19	0.25-(0.05)
Expected life of share options (years)	2	3
Market price of ADS($)	$3.17	$3.58
Model used	Black-Scholes	Black-Scholes

Volatility was estimated by reference to the one year historical volatility of the historical share price of the company.